UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT ursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 28, 2004

HEALTHSOUTH Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10315	63-0860407

(Commission File Number)	(IRS Employer Identification No.)

One HEALTHSOUTH Parkway, Birmingham, Alabama 35243

(Address of Principal Executive Offices, Including Zip Code)

(205) 967-7116

(Registrant's Telephone Number, Including Area Code)

ITEM 5.	Other Events and Required FD Disclosure.

On June 1, 2004, HEALTHSOUTH Corporation announced that the Special Audit Review Committee of its Board of Directors, assisted by legal counsel Balch &Bingham LLP and a forensic accounting team from PricewaterhouseCoopers LLP, completed and delivered its forensic accounting report to HEALTHSOUTH’s Special Committee of the Board of Directors.

A copy of the Report of the Special Audit Review Committee of the Board of Directors of HEALTHSOUTH Corporation, dated May 28, 2004 is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the press release announcing the completion and delivery of the Special Audit Review Committee’s report is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH CORPORATION

By:	/s/ Gregory L. Doody

Name:	Gregory L. Doody
Title:	Executive Vice President, General Counsel and Secretary

Dated:	June 1, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Report of the Special Audit Review Committee of the Board of Directors of HEALTHSOUTH Corporation dated May 28, 2004

99.2	Press release of HEALTHSOUTH Corporation dated June 1, 2004.